EXHIBIT 10.1

PASTURE LEASE AGREEMENT

NORTHERN IRELAND

COUNTY OF ANTRIM

This Pasture Lease Agreement is made and entered into as of this 26 day of January, 2015 by and between PARTIES William Thompson as  Lessor,  and   Albero, Corp., as  Lessee.

I.

Lessor rents and leases to Lessee, to occupy and use for agricultural purpose only, the following property located in the County of Antrim, Northern Ireland, and  described  as  follows:

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A  pasture consisting of approximately 5 acres located at  20 Ballylummin Rd.     Ahoghill  Ballymena  Co. Antrim   BT42 2PH  Northern Ireland.

II.

Lessee shall, during the term of this lease, use the Leased Premises  for  the  purpose  of feeding, pasturing and Pasture horses limited to 5 animal.

III.

This Lease is to commence on the date hereof and end in one year to be automatically renewed  and  extended  from  year  to  year,  unless  terminated  in  writing  by  Lessor  or  Lessee.

IV.

Lessee will pay the Lessor the yearly cash rental of $1,000 during the term of this Agreement for the use of  the Leased Premises.

V.

Lessee  shall  occupy  the  premises  at  Lessee’s  own  risk  and  Lessor  shall  not  be  liable  to anyone  for  the  action  or  omissions  of  Lessee,  Lessee’s  agents,  servants,  employees,  customers, visitors  or  licensees,  and  Lessee  agrees  to  indemnify  and  hold  Lessor  harmless  from  all  claims and  causes  of  action  resulting  from  or  alleged  to  have  resulted  from  such  actions  or  omissions including  attorney’s  fees  and  expenses  incurred. Lessee  shall  not  be  liable  to  anyone  for  the actions  or  omission  of  Lessor,  Lessor’s  agents,  servants,  employees,  visitors,  or  licensees,  and Lessor  agrees  to  indemnify  and  hold  Lessee  harmless  from  all  claims  and  causes  of  action resulting  from  or  alleged  to  have  resulted  from  such  actions  or  omissions  including  attorney’s fees  and  expenses  incurred.

VI.

Lessee  shall  not  assign,  sublease  or  permit  third  parties  to  occupy  or  use  any  portion  of the  Premises  during  the  term  of  the  lease  without  the  written  consent  of  Lessor.

VII.

This Lease is the entire agreement of the parties, and there are no oral representations, warranties, agreements or promises pertaining to this Lease not incorporated in writing  in  this Lease.

VIII.

This  Lease  may  be  amended  only  in  writing  and signed  by Lessor  and Lessee.

IX.

Notwithstanding  anything  contained  herein  to  the  contrary,  this  Lease  may  be  terminated at  any  time  by  Lessee,  provided,  however,  that  Lessee  has  given  thirty  (30)  days  written  notice to  Lessor.

Executed   on   January 26, 2015.

LESSOR:

LESSEE:

/S/ Andriy Berezhnyy

/S/ William Thompson

Andriy Berezhnyy, President                                        William Thompson